UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2015

Torvec, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 18, 2015, Torvec, Inc. held its annual shareholders meeting (“Annual Meeting”) for its common and voting preferred shareholders. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below.

1. The Company’s shareholders elected ten directors, all of whom constitute the Company’s entire board of directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (a) voted for the election of each director and (b) withheld authority to vote for each director and the number of broker non-votes are set forth in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Bonadio	52,830,414	928,021	21,701,034
William W. Destler	53,293,673	464,762	21,701,034
Asher J. Flaum	53,291,934	466,501	21,701,034
Keith E. Gleasman	53,133,619	624,816	21,701,034
John W. Heinricy	53,298,823	459,612	21,701,034
Richard A. Kaplan	53,290,823	467,612	21,701,034
Thomas J. Labus	53,213,623	544,812	21,701,034
Charles N. Mills	53,301,834	456,601	21,701,034
E. Philip Saunders	53,291,823	466,612	21,701,034
Gary A. Siconolfi	52,540,314	1,218,121	21,701,034

2. The Company’s shareholders ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The number of shares that voted for, against or abstained from voting for the ratification of the appointment of Freed Maxick CPAs, P.C. are summarized in the table below.

Votes For	Votes Against	Abstentions
74,920,571	428,738	110,160

3. The Company’s shareholders approved the Company’s executive officer compensation programs in effect for the 2015 calendar year. The number of shares that voted for, against or abstained from voting for the advisory vote on the Company’s executive officer compensation programs for the 2015 calendar year, and the number of broker non-votes, are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,721,638	616,556	420,241	21,701,034

Item 8.01     Other Events.

Previously in advance of the Annual Meeting, the board of directors met and took the actions described below.

Committee Assignments – The board of directors determined the composition of each committee of the board of directors as follows, with the Chair for the current year as indicated:

Audit Committee:

Thomas F. Bonadio – Chair
E. Philip Saunders
Asher J. Flaum

Nominating Committee:

Gary A. Siconolfi – Chair
Asher J. Flaum
Thomas J. Labus

Governance and Compensation Committee:

William W. Destler - Chair
Charles N. Mills
John W. Heinricy

Officer Positions – The board of directors has elected the following corporate officers to hold the offices or positions noted for the forthcoming year:

Board Chair:	Gary A. Siconolfi
Chief Executive Officer:	Richard A. Kaplan
President and VP – Marketing:	Keith E. Gleasman
Chief Financial Officer:	Kathleen Browne

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec, Inc.

June 18, 2015	By:	/s/ Richard A. Kaplan

Richard A. Kaplan Chief Executive Officer

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